Exhibit 99.1 Investor Presentation May 23, 2023

Disclaimer FORWARD-LOOKING STATEMENTS This presentation relates to Sitio Royalties Corp. (the “Company” or “Sitio”) and contains statements that may constitute “forward-looking statements” for purposes of federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “seeks,” “possible,” “potential,” “predict,” “project,” “prospects,” “guidance,” “outlook,” “should,” “would,” “will,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about the Company’s expected results of operations, cash flows, financial position and future dividends; as well as future plans, expectations, and objectives for the Company’s operations, including statements about financial and operational guidance, strategy, synergies, future operations, financial position, prospects, and plans. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties that could cause our actual results, performance, and financial condition to differ materially from our expectations and predictions. Factors that could materially impact such forward-looking statements include, but are not limited to: the global economic uncertainty related to the large-scale invasion of Ukraine by Russia, the collapse of certain financial institutions and associated liquidity risks, announcements of voluntary production cuts by OPEC+ and others, and those other factors discussed or referenced in the Risk Factors section of the Company's Annual Report on Form 10-K for the year ended December 31, 2022 and other publicly filed documents with the U.S. Securities and Exchange Commission. Any forward-looking statement made in this presentation speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Sitio undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law. INDUSTRY AND MARKET DATA The information, data and statistics contained herein are derived from various internal (including data that Sitio has internally collected) and external third-party sources. While Sitio believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Sitio has not independently verified the accuracy or completeness of the information provided by third party sources. No representation is made by Sitio’s management as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any information, data or statistics on past performance or modeling contained herein is not an indication as to the future performance. Sitio assumes no obligation to update the information in this presentation. BASIS OF PRESENTATION Unless otherwise noted, all net royalty acre “NRA,” gross and net well counts are as of 3/31/23. All NRA metrics shown on an 1/8ths royalty equivalent basis. NON-GAAP MEASURES This presentation includes financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). While Sitio believes such non-GAAP measures are useful for investors, they are not measures of financial performance under GAAP and should not be considered in isolation or as an alternative to any measure of such performance derived in accordance with GAAP. These non-GAAP measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. 2

Sitio investment thesis Mineral and royalty interest ownership provides unique, cost advantaged oil and gas exposure and the highest free cash flow margins in the oil & gas value chain Well-positioned as a natural aggregator in a highly fragmented space, with a proven strategy for meaningful, returns-focused consolidation Premier asset base focused at the front end of operators’ cost curves, supported by a core Permian Basin footprint and exposure to major U.S. oil & gas plays Disciplined capital allocation focused on value creation and returns with target long-term leverage <1.0x and prudent hedging strategy for cash acquisitions Best-in-class governance model led by experienced Board and management 3

A leading oil-weighted mineral and royalty company focused on consolidation of the highly fragmented minerals sector Sitio acquires and manages oil and gas mineral and royalty interests with a focus on the Permian Basin Key statistics Sitio asset footprint by county (all $ in mm except per share metrics) Ticker / Exchange STR / NYSE Share price (as of 5/18/23) $25.56 Williston (1) Equity value (as of 5/18/23) $3,988 (1) Enterprise value $4,850 Appalachia (2) DJ 1Q23 Adjusted EBITDA $140 (3) 1Q23 Dividend per share $0.50 1Q23 Production and NRAs (net royalty acres) Anadarko 5% 6,721 3% 4% Permian 8% 34,440 260,637 10% Eagle Ford boe / d NRAs 17,655 70% 10,064 Permian DJ Eagle Ford Oil Gas NGL Anadarko Williston Appalachia (1) Sitio equity value calculated as closing share price on 5/18/23. Enterprise value calculated as sum of equity value as of 5/18/23 and net debt as of 5/5/23 4 (2) See appendix for reconciliations of non-GAAP metrics (3) Dividend payable 5/31/23

Mineral and Royalty Highlights 5

Mineral and royalty businesses are a structurally advantaged asset class • Mineral interests are perpetual real property interests and when leased for royalties, have no development capital expenses • No physical operations or associated regulatory risks SIMPLICITY • No environmental liabilities; zero scope 1 emissions and scope 2 emissions are only from power consumption at Sitio office locations • Highest margin component of the energy value chain, with limited direct exposure to cost inflation, enables sector leading EBITDA to free cash flow conversion ratios PROFITABILITY • Ability to return a majority of discretionary cash flow to shareholders while maintaining a conservative balance sheet • No field staff or lease operating expenses and 100% of capital expenditures are discretionary and tied to corporate investments and acquisitions EFFICIENCY • Data management systems improve royalty management capabilities • Highly fragmented mineral and royalty ownership with limited number of buyers capable of large-scale acquisitions SCALABILITY • G&A expenses do not increase linearly with company scale 6

Energy is underweight in the S&P 500 S&P 500 market value by sector Sector over / (under) weighting within the S&P 500 S&P 500 Sector % Diff. Energy accounts for 7.8% of Technology 8.3% S&P 500 2023E net income yet Energy: only represents 4.1% of S&P Consumer Discretionary 2.7% 4.1% 500 market value Real Estate 1.0% Consumer Staples 0.9% Energy is the second most Utilities (0.2%) S&P 500 2023E net income by sector underweighted in the S&P 500 Materials (0.3%) compared to its contribution to Industrials (0.5%) S&P 500 earnings Communications (0.5%) Energy: Health Care (1.1%) 7.8% Energy (3.7%) Financials (6.6%) Source: All statistics shown from FactSet as of 5/18/23 7 (1) Percent difference calculated as the sector’s percent of market capitalization of S&P 500 less the sector’s percent of 2023 net income as estimated by FactSet rounded to the nearest tenth of a percent

Commodities act as a real hedge against inflation Change in WTI price vs. change in inflation rate (WTI % change) (Inflation % change) Oil prices have a strong 80% 4% Correlation coefficient: 0.78 positive correlation with 60% 3% inflation 40% 2% Minerals companies provide 20% 1% exposure to commodity pricing, benefit from operator - - drilling activity, and do not (20%) (1%) have direct exposure to (40%) (2%) capital or operating expense inflation (60%) (3%) (80%) (4%) WTI Inflation 8 Note: WTI pricing from FactSet. Change in inflation rate calculated using CPI from the Bureau of Labor Statistics as of 1/25/23

Mineral and royalty companies are insulated from inflation in drilling and completions costs

E&P companies are projecting ~19% growth in capex to achieve only 3% production growth

Mineral and royalty companies do not require capex to support production growth and are projecting production growth of ~6%

2022A vs. 2023E Capital expenditures and production



19.3%
0.0%
3.2%
6.2%
Capex growth
Production growth
E&Ps
Mineral and Royalty Companies

Source: Company filings as of 3/14/23
Note: E&Ps include APA, AR, ARX, BRY, CHK, CHRD, CIVI, CNX, COP, CPE, CRC, CRK, CTRA, CVE, DEN, DVN, EOG, EQT, ERF, ESTE, FANG, GPOR, HES, IMO, MEG, MGY, MRO, MTDR, MUR, NOG, OVV, PDCE, PR, PXD, REPX, RRC, SM, SU, SWN, TALO, TOU, VTLE and WTI. Mineral and royalty companies include BSM, KRP, STR and VNOM. 2023E numbers are based on midpoint of company provided guidance. STR year over year production growth based on pro forma 2H22 production assuming Brigham merger closed 7/1/22. Companies in the mineral index do not guide to capital expenditures, although they could own working interests that would require negligible capital expenditures

9

Sitio has a highly scalable business model

Sitio has an efficient business model, with more than double the pro forma Adjusted EBITDA / employee of other mineral and royalty companies, and multiples of large tech and manufacturing companies

1Q23 Adjusted EBITDA per employee



$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
-
($0.5)
1Q23 Adjusted EBITDA per employee ($mm)
SITIO
Mineral Index
E&P Index
AAPL
META
NFLX
GOOGL
MSFT
GM
PG
TSLA
F
AMZN
RIVN
Sitio
Minerals Index
E&P Index
Other

Note: Employee count as of the latest 10-K filing for each company. Adjusted EBITDA as of the quarter ended 3/31/23 for each company. Adjusted EBITDA sourced from public company filings for companies that reported Adjusted EBITDA and FactSet as of 5/5/23 for companies that do not report Adjusted EBITDA. Mineral index includes BSM, KRP, and TPL. VNOM excluded due to shared personnel between VNOM and FANG. E&P index includes CHRD, CIVI, MGY, RRC, SM and SWN

10

Sitio offers compelling returns compared to selected energy transition companies

Vast majority of energy transition stocks are generating negative cash flow and do not pay a dividend

1Q23 Free cash flow margin: Sitio vs. selected energy transition companies (1)(2)


SITIO ROYALTIES
85%
EV Charging
1%
Renewable Fuels / RNG
(6%)
Energy Transition Equipment
(10%)
Wind / Solar
(27%)
Storage
(28%)
Hydrogen
(157%)

Source: All statistics shown from FactSet as of 5/18/23

(1) Free cash flow margin is defined as free cash flow divided by total revenue as of the quarter ended 3/31/23 for each company. Free cash flow is defined as operating cash flow less capital expenditures for the quarter ended 3/31/23

(2) Wind / Solar companies include AEP, AGR, AMPS, AMRC, ARRY, CWEN, ENPH, ES, EXC, FSLR, FTCI, GNRC, NEE, NEP, NOVA, ROCK, RUN, SPWR and TPIC. Energy Transition Equipment companies include ERII and GTLS. Renewable Fuels / RNG companies include ALTO, CLNE, DAR, GEVO, GPRE, MNTK and REX. Hydrogen companies include BE, FCEL and PLUG. EV Charging companies include AEVA, BLNK, CHPT, EVGO, PTRA and TSLA. Storage companies include EOSE, FLNC, GWH, QS, SLDP and SUNL

11

Sitio’s pro forma gross dividends for last 9 months exceeded that of the majority of SMID-cap E&P and minerals companies (1)(2) Last 9 months gross dividends vs. enterprise value $700 Sitio’s size, advantaged cost structure and $600 shareholder-aligned return of capital policy $500 allow it to pay a $400 substantial gross dividend $300 BSM $200 VNOM $100 KRP TPL - - $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 Enterprise Value ($ mm) E&P Minerals STR Source: Company filings and FactSet as of 5/18/23 (1) Gross dividends calculated as common shares multiplied by dividends per share 12 (2) E&Ps names include APA, AR, BRY, BTE, CHK, CHRD, CIVI, CNX, CPE, CRC, CRK, DEN, EQT, ERF, GPOR, MGY, MTDR, MUR, NOG, PDCE, RRC, SBOW, SM, SWN, TALO and VTLE. STR dividend includes Brigham’s 3Q22 dividend Gross Dividends ($mm)

Sitio Overview 13

Sitio has a proven track record of consolidation over an extended time period Change in NRAs by public mineral peers (1) Sitio NRAs since inception: 187 acquisitions to date since year end 2018 (Cumulative NRAs) (NRAs acquired by quarter) (% NRA increase) 100,000 260 260,,6 63 37 7 608% 250,000 90,000 Cumulative NRAs NRAs acquired by quarter 80,000 200,000 70,000 60,000 150,000 50,000 40,000 100,000 30,000 Ov Ove err 1 19 95,000 NR 5,000 NRAs As ev eva allua uatte ed fo d forr 20,000 50,000 a ac cq qu uisi isittion ion,, b bu utt b biid d/ /ask s ask sp pread read w wa as s too too wide wide 10,000 83% - - 15% 4% 1% 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2017 2018 2019 2020 2021 2022 Peer 1 Peer 2 Peer 3 Peer 4 14 (1) Peers comprised of BSM, KRP, TPL, and VNOM. KRP pro forma for MB Minerals announced in April 2023

Sitio's disciplined underwriting approach results in strong returns

SITIO ROYALTIES

Key underwriting criteria

- Target greater than mid-teens unlevered returns
- Prioritize Permian-focused assets to leverage extensive in-basin experience
- Thoroughly diligence land, geology, and engineering data
- Understand depth of line-of-sight inventory
- Avoid single-operator and/or high-NRI concentration risk
- Strong preference for relationship-driven, privately negotiated acquisitions vs. broad auction processes

Sitio's recent large acquisitions are all outperforming underwriting assumptions[1]



Cumulative first 12-month production (boe/d)
~13% average outperformance
Acquisition 1
Acquisition 2 (2)
Acquisition 3
Acquisition 4
Acquisition 5
Acquisition 6
Underwriting
Actuals(3)

(1) Data averages first 12 months of underwritten production vs. actual IHS
(2) Acquisition 2 based on cumulative 9 months due to data lag in IHS production
(3) Actuals based on internal company information and IHS reported actuals as of 3/31/23

15

Consolidation of the minerals sector is still in a very early stage

Aggregate public market capitalization[1]


($ in Bn)
Less than 10 public oil and gas royalty companies vs. 45+ public E&P operators
$25
$549
Mineral and Royalty
E&P

Estimated U.S. royalty revenue[2]


Only a fraction of U.S. oil and gas royalty payments go to current public royalty companies
~4%
~$69 Bn
in 2022
~96%
Royalties paid to private mineral owners
Public mineral company revenue

Source: Company filings, FactSet, and the EIA as of 5/18/23

(1) Minerals include BSM, DMLP, KRP, PHX, STR, TPL, and VNOM. E&P includes AMPY, APA, AR, BATL, BRY, CHK, CHRD, CIVI, CNX, COP, CPE, CRC, CRGY, CRK, CTRA, DEN, DVN, EOG, EPM, EQT, ERF, ESTE, FANG, GPOR, HES, HPK, KOS, LPI, MGY, MRO, MTDR, MUR, OVV, OXY, PDCE, PR, PXD, REI, REPX, RRC, SBOW, SD, SM, SWN, TALO, and WTI

(2) Total U.S. oil and gas royalty revenue is calculated taking EIA monthly oil and gas production data, multiplying by average monthly WTI and HHUB spot prices according to the EIA. Royalty payments calculated assuming an average lease royalty of 18.75% and that 20% of oil and gas production occurs on federal acreage where all royalties go to the government

16

Permian minerals market, Sitio's primary target area, remains highly fragmented

SITIO ROYALTIES

Permian Basin NRAs



Delaware
~7.5mm total
~5.1mm acquirable
32%
68%
Midland
~5.6mm total
~5.1mm acquirable
9%
91%
Non-acquirable acreage
Acquirable acreage

- Non-acquirable acreage is comprised of federal and state-owned minerals and royalties where the government does not sell minerals or NPRIs and minerals owned by CVX, TPL, and VNOM
- Acquirable acreage is defined as any acreage in which combined company can purchase mineral rights or NPRIs that is not owned by CVX, TPL, or VNOM

Permian Basin addressable market



~20,000 and ~45,000 unique mineral owners across the Delaware and Midland, respectively
Eddy
Lea
Andrews
Martin
Howard
Glasscock
Culberson
Loving
Winkler
Ector
Midland
Ward
Crane
Reeves
Upton
Reagan
Pecos
NM
OK
TX
Brewster
Sitio
Acquirable NRAs
Non-acquirable NRAs
Delaware and Midland Basins

Source: Latest publicly reported data as of 5/16/23. Unique mineral owners based on public tax roll data

Note: CVX mineral ownership based on calculating the surface acreage of CVX minerals ownership in Culberson, Loving, and Reeves counties and applying a 12.5% royalty interest. Assumes maximum royalty interest of 25% on all gross acres, adjusted to 1/8th royalty equivalent basis. Includes all STR acreage

17

Sitio is able to drive down Cash G&A / boe with each large acquisition Significant Cash G&A ($/boe) reduction while well count grows >11x (NRAs) (Cash G&A $/boe) 300,000 $7.00 260,607 260,637 $6.01 $6.00 250,000 $5.10 $5.00 200,000 $4.45 $4.00 150,000 $3.00 105,563 100,000 $2.73 $2.00 $1.97 49,468 47,854 50,000 $1.00 - - 2019 2020 2021 2022 1Q23 Gross Wells 2,302 2,440 7,344 24,842 25,384 Employees 23 23 26 49 53 18 Note: Gross wells and employees as of year end for each period shown

Sitio has achieved significant synergies from corporate mergers Sitio’s 1Q23 G&A and Cash G&A are 38% and 46% lower, respectively, than these amounts for 1Q22 for the sum of Desert Peak Minerals, Brigham Minerals and Falcon Minerals G&A for Sitio and companies Sitio acquired: 1Q23 vs. 1Q22 ($mm) $8.9 $18.8 $6.2 $11.7 $5.9 ($7.2) $11.3 $2.3 $4.1 $6.1 $2.8 Desert Peak Falcon Minerals Brigham Minerals Combined Synergies Sitio 1Q22 1Q22 1Q22 1Q22 1Q23 Cash G&A Non-cash G&A Synergies 19 Note: Non-cash G&A includes non-cash share-based compensation expense, one-time transaction costs and rental income

Spud and permit activity on Sitio’s existing asset base provides visibility into near-term production Sitio total line-of-sight development 17.8 25.0 253.3 141.3 42.8 line 42.8 line- -o of- f-s siight we ght well lls s 296.2 on Sitio on Sitio acre acrea ag ge e 112.0 Net PDP wells Net spuds Net permits Net total wells Net PDP wells drilled prior to 1/1/19 Net PDP wells drilled since 1/1/19 20 Note: Well counts as of 3/31/23 and includes wells on all acquisitions closed to date. All wells normalized to 5,000’

Sitio line-of-sight wells by operator Other Other 25.0 17.8 Net Spuds Net Permits 21 Note: Well counts as of 3/31/23. All wells normalized to 5,000’

Sitio has exposure to approximately 33% of the acreage in the Midland and Delaware Basins Sitio’s remaining Permian Basin inventory by drilling spacing unit (DSU) Sitio has over 3.8 million gross DSU acres across all basins Sitio’s acreage includes over 1.3 million gross DSU acres in the Delaware Basin and ~1.0 million gross DSU acres in the Midland Basin Estimated remaining future wells per DSU <=5 5-10 10-15 15-25 25+ 22 Note: Map shows remaining gross locations on a 1-mile wide DSU basis as of 3/31/23

E&P companies have significant remaining drilling inventory on Sitio’s acreage Operators have drilled a range of ~3,500 – 4,750 5k’ normalized wells per year on Sitio’s acreage over the past 3 years Gross 5k’ normalized remaining inventory – 49,579 total Net 5k’ normalized remaining inventory – 430.0 total Avalon / First Bone Spring Avalon / First Bone Spring Second Bone Spring Second Bone Spring Third Bone Spring Third Bone Spring Wolfcamp XY Wolfcamp XY Wolfcamp A Wolfcamp A Wolfcamp B Wolfcamp B Wolfcamp C Wolfcamp C Wolfcamp D Wolfcamp D Middle Spraberry Middle Spraberry Lower Spraberry Lower Spraberry Wolfcamp A Wolfcamp A Wolfcamp B Wolfcamp B DJ DJ Eagle Ford Eagle Ford Delaware Basin Delaware Basin Williston Williston Midland Basin Midland Basin Appalachia Appalachia Non-Permian Non-Permian Anadarko Anadarko 0 1,000 2,000 3,000 4,000 5,000 6,000 0 1020304050 607080 23 Note: Remaining inventory as of 3/31/23

Sitio has increased production per debt adjusted share while making large-scale acquisitions over the last 12 months

Sitio's production per million debt adjusted shares[(1)]


Production (boe/d) per million debt adjusted shares
120
161
185
176
2Q22
3Q22
4Q22
1Q23

% change in production per debt adjusted share over the last 4 quarters


46%
20%
7%
5%
-6%
SITIO
Peer 1
Peer 2
Peer 3
Peer 4

Note: Debt adjusted shares for each company is defined as reported share counts from front cover of respective 10-Q/10-K filings plus additional shares, which are calculated by dividing quarter end net debt by the 30-day VWAP (per Bloomberg) for respective quarters, in an attempt to equitize each company's net debt. Peers include BSM, KRP, TPL and VNOM

(1) STR 2Q22 and 3Q22 production as reported of 12,402 and 17,990 boe/d, respectively. STR assumes pro forma 4Q22 production of 34,424 boe/d, including the Brigham assets for the entire 4Q22

24

Sitio's risk management strategy is designed to protect returns on cash acquisitions made in commodity price environments above mid-cycle pricing

SITIO ROYALTIES

Hedging methodology

- Utilization of hedging as a risk management strategy to support returns on cash acquisitions that have been underwritten when pricing exceeds mid-cycle pricing
- Another element of our capital allocation framework designed to balance the return of capital to shareholders while preserving the ability to drive down leverage over time
- Entered into oil and gas hedging contracts for four cash acquisitions in 2022, including the Foundation Acquisition and Momentum Acquisition
- As of 3/31/23, Sitio had ~$214mm of 3m Term SOFR swaps at 4.652%, which amortizes by $5.6mm per quarter through the contracted term ending 12/29/23

Oil and gas hedging summary as of 3/31/23

Oil (NYMEX WTI)	2023	2024	1H25
Swaps			
Bbl per day	3,050	3,300	1,100
Average Price ($/Bbl)	$93.71	$82.66	$74.65
Collars			
Bbl per day	-	-	2,000
Average Call ($/Bbl)	-	-	$93.20
Average Put ($/Bbl)	-	-	$60.00

Gas (NYMEX Henry Hub)	2023	2024	1H25
Swaps			
MMBtu per day	500	500	-
Average price ($/MMBtu)	$3.83	$3.41	-
Collars			
MMBtu per day	8,500	11,400	11,600
Average Call ($/MMBtu)	$7.93	$7.24	$10.34
Average Put ($/MMBtu)	$4.82	$4.00	$3.31

25

Sitio maintains a balanced capital allocation framework Sitio expects to pay Sitio expects to a dividend of at least retain up to 65% 35% (1) (1) of its Discretionary Cash Flow of its Discretionary Cash Flow to shareholders SITIO CAPITAL • Management team is incentivized 65% 35% • First priority for retained cash ALLOCATION to maximize dividends and stock is to protect the balance sheet price appreciation • Retained cash also allows Sitio • Direct alignment of interests to opportunistically make cash with public shareholders without acquisitions limiting financial flexibility (1) Discretionary Cash Flow defined as Adjusted EBITDA less cash interest and cash taxes 26

Sitio’s governance model provides strong alignment with shareholders • Board and management • Incentive compensation is 100% compensation is structured to drive equity based, with emphasis on total long-term shareholder returns total shareholder return instead of relative returns or growth with no • Capital allocation policy prioritizes relationship to shareholder returns BEST IN CLASS return of capital to shareholders while preserving balance sheet GOVERNANCE • Experienced, dedicated management strength using retained cash MODEL team is 100% focused on STR’s business Incentivizes Board and Management to Optimize Shareholder Returns • 8 of 9 members of the current Board of directors are independent • Director compensation is substantially all equity 27

Leading example of environmental and social responsibility ENVIRONMENTAL SOCIAL • Zero environmental liabilities • Employee base and Board reflective of a culture that values diversity • No scope 1 emissions; scope 2 emissions are only from power consumption at Sitio office locations • ~50% of Sitio’s current employees are women • Sitio’s lease form provides an economic disincentive • 5 out of 9 current board members are diverse for flaring gas • Management team and employees have experience • Target leasing minerals to operators with strong across the oil and gas value chain to provide unique environmental track records perspectives on minerals 28

Sitio has no scope 1 and minimal scope 2 emissions

SITIO ROYALTIES

- Sitio's differentiated nature of operations results in lower scope 1 and scope 2 emissions than E&P operators[1]
- E&P operators bear 100% of the environmental liabilities of operations

2021 emissions intensity (MT CO_2e / Mboe)[1][2]



33.1
33.0
23.1
22.4
20.9
19.2
18.9
18.6
16.8
16.2
15.5
15.1
13.0
12.3
11.4
9.9
5.8
4.7
4.6
4.0
1.4
0.0
E&P Average: 15.2
Sitio's 2021 GHG emissions intensity of 0.0197 MT CO_2e/ MBOE
SITIO
E&P Operator
Sitio

Sitio's 2021 GHG emissions intensity equivalencies[3]

Sitio's 2021 scope 1 and scope 2 emissions of 82 MT CO2e[1][2] is equal to…



10.3 homes' energy use for one year

OR



0.453 railcars' worth of coal burned

Note: Sitio is making no representation to relative emissions intensity per barrel of oil equivalent associated with its interests compared to E&P operators

(1) In accordance with The Greenhouse Gas Protocol: A Corporate Accounting and Reporting Standard; Revised Edition, (March 2004) per the World Business Council for Sustainable Development and World Resources Institute

(2) Represents Scope 1 and Scope 2 emissions intensity, which is based on gross production for E&P operators. E&P operators include AR, CHK, CIVI, CPE, CPG, CRGY, CTRA, DECPF, DVN, EOG, ERF, FANG, GPOR, MRO, MUR, OVV, PR, SM, SWN and VTLE. Sitio metrics represent MT CO_2e per net MBOE of reported net production for Desert Peak Minerals and Falcon Minerals for 2021. Sitio metrics exclude electricity usage and production from assets acquired from Brigham Minerals

(3) Data from Greenhouse Gas Equivalencies Calculator on www.epa.gov

29

Sitio investment thesis Mineral and royalty interest ownership provides unique, cost advantaged oil and gas exposure and the highest free cash flow margins in the oil & gas value chain Well-positioned as a natural aggregator in a highly fragmented space, with a proven strategy for meaningful, returns-focused consolidation Premier asset base focused at the front end of operators’ cost curves, supported by a core Permian Basin footprint and exposure to major U.S. oil & gas plays Disciplined capital allocation focused on value creation and returns with target long-term leverage <1.0x and prudent hedging strategy for cash acquisitions Best-in-class governance model led by experienced Board and management 30

Appendix 31

Selected mineral and royalty company benchmarking (1) 1Q23 Production (Mboe/d) NRAs 39.3 Oil 1,210,261 Permian 35.0 34.4 Gas Non-Permian NGL 20.9 593,503 17.0 260,637 217,072 194,859 BSM VNOM STR TPL KRP KRP BSM STR VNOM TPL 1Q23 Cash G&A ($/boe) 1Q23 Adjusted EBITDA ($mm) $152 (2) $6.20 $140 $116 $110 $3.34 $2.98 $1.97 $42 $0.76 VNOM STR TPL BSM KRP VNOM STR BSM KRP TPL Note: NRAs and all other data based on most recent publicly available company filings and materials. KRP NRAs are pro forma for recently announced MB Minerals acquisition 32 (1) KRP and TPL Permian acreage exclude Central Basin Platform acreage. TPL’s acreage from February 2023 Investor Presentation. Black Stone acreage as reported in 2022 10-K filing (2) TPL cash G&A includes salaries and related employee expenses. Does not include legal and professional fees

Delaware Basin overview (1) Acreage footprint by drilling spacing unit Asset summary Delaware NRAs 140,602 Average Horizontal NRI 1.3% Normalized net wells spud since 1/1/19 62.9 Normalized net spuds and permits 23.0 (2) Top operators (1) Normalized net spuds and permits as of 3/31/23 33 (2) Top operators based on publicly reported PDP production data for the quarter ending 3/31/23

Midland Basin overview (1) Acreage footprint by drilling spacing unit Asset summary Midland NRAs 42,894 Average Horizontal NRI 0.5% Normalized net wells spud since 1/1/19 42.5 Normalized net spuds and permits 11.5 (2) Top operators (1) Normalized net spuds and permits as of 3/31/23 34 (2) Top operators based on publicly reported PDP production data for the quarter ending 3/31/23

DJ Basin overview (1) Acreage footprint by drilling spacing unit Asset summary DJ NRAs 24,934 Average Horizontal NRI 0.7% Normalized net wells spud since 1/1/19 17.1 Normalized net spuds and permits 5.1 (2) Top operators (1) Normalized net spuds and permits as of 3/31/23 35 (2) Top operators based on publicly reported PDP production data for the quarter ending 3/31/23

Eagle Ford overview (1) Acreage footprint by drilling spacing unit Asset summary Eagle Ford NRAs 21,595 Average Horizontal NRI 1.2% Normalized net wells spud since 1/1/19 8.6 Normalized net spuds and permits 1.7 (2) Top operators (1) Normalized net spuds and permits as of 3/31/23 36 (2) Top operators based on publicly reported PDP production data for the quarter ending 3/31/23

Appalachia overview (1) Acreage footprint by drilling spacing unit Asset summary Appalachia NRAs 12,535 Average Horizontal NRI 0.5% Normalized net wells spud since 1/1/19 1.3 Normalized net spuds and permits 0.0 (2) Top operators (1) Normalized net spuds and permits as of 3/31/23 37 (2) Top operators based on publicly reported PDP production data for the quarter ending 3/31/23

Anadarko Basin overview (1) Acreage footprint by drilling spacing unit Asset summary Anadarko NRAs 9,872 Average Horizontal NRI 0.6% Normalized net wells spud since 1/1/19 5.6 Normalized net spuds and permits 0.1 (2) Top operators (1) Normalized net spuds and permits as of 3/31/23 38 (2) Top operators based on publicly reported PDP production data for the quarter ending 3/31/23

Williston Basin overview (1) Acreage footprint by drilling spacing unit Asset summary Williston NRAs 8,205 Average Horizontal NRI 0.2% Normalized net wells spud since 1/1/19 3.3 Normalized net spuds and permits 1.3 (2) Top operators (1) Normalized net spuds and permits as of 3/31/23 39 (2) Top operators based on publicly reported PDP production data for the quarter ending 3/31/23

Non-GAAP definitions and reconciliations Adjusted EBITDA ($ 000) and Discretionary Cash Flow ($ 000) Three Months Ended March 31, Three Months Ended March 31, 2023 2022 2023 2022 Cash flow from operations $ 128,825 $ 44,603 Net income $ 47,719 $ 38,522 Interest expense, net 22,203 1,168 Interest expense, net 22,203 1,168 Income tax expense 7,184 387 Income tax expense 7,184 387 Deferred tax expense (2,751) — Depreciation, depletion and amortization Changes in operating assets and liabilities 67,763 15,385 (14,848) 10,622 EBITDA Management fees to affiliates 144,869 55,462 — 1,870 Non-cash share-based compensation expense Amortization of deferred financing costs and long-term debt discount 4,684 — (1,345) (204) One-time transaction costs Losses (gains) on unsettled derivative instruments 779 1,219 (8,710) 1,114 Adjusted EBITDA Change in fair value of warrant liability $ 140,047 $ 59,665 (2,358) — Management fee to affiliates Less: — 1,870 Loss on debt extinguishment Cash interest expense 783 — 19,515 1,047 One-time transaction costs Cash taxes 779 1,219 550 49 Adjusted EBITDA Discretionary Cash Flow $ 140,047 $ 59,665 $ 119,982 $ 58,569 • Sitio defines Adjusted EBITDA as net income (loss) plus (a) interest expense, (b) provisions for taxes, (c) depreciation, depletion and amortization, (d) non-cash share-based compensation expense, (e) impairment of oil and natural gas properties, (f) gains or losses on unsettled derivative instruments, (g) change in fair value of the warrant liability, (h) write off of deferred offering costs, (i) management fee to affiliates, (j) loss on debt extinguishment, (k) one-time transaction costs and (l) write off of financing costs • Sitio defines Discretionary Cash Flow as Adjusted EBITDA less cash interest expense and cash taxes 40

Non-GAAP definitions and reconciliations (cont’d) Cash G&A ($ 000) Three Months Ended March 31, 2023 2022 General and administrative expense $ 11,676 $ 4,063 Less: Non-cash share-based compensation expense 4, 684 — One-time transaction costs 779 1,219 Rental income 10 6 — Cash G&A $ 6,107 $ 2,844 • Sitio defines Cash G&A as general and administrative expense less (a) non-cash share-based compensation expense, (b) one-time transaction costs and (c) rental income 41

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